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                                                                    EXHIBIT 99.4






                                  $125,000,000


                               HARRIS CORPORATION


                      3.5% Convertible Debentures Due 2022



                               PURCHASE AGREEMENT
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August 20, 2002


Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
SunTrust Capital Markets, Inc.
Wachovia Securities, Inc.
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York 10036

Dear Sirs and Mesdames:

      Harris Corporation, a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several purchasers named in Schedule I hereto (the "INITIAL PURCHASERS") $125,000,000 principal amount of its 3.5% Convertible Debentures Due 2022 (the "FIRM SECURITIES") to be issued pursuant to the provisions of an Indenture to be dated as of August 26, 2002 (the "Indenture") between the Company and The Bank of New York, as Trustee (the "TRUSTEE"). The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $25,000,000 principal amount of its 3.5% Convertible Debentures Due 2022 (the "ADDITIONAL SECURITIES") if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Initial Purchasers, the right to purchase such 3.5% Convertible Debentures Due 2022 granted to the Initial Purchasers in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the "SECURITIES". The Securities will be convertible into shares of Common Stock, par value $1.00 (the "UNDERLYING SECURITIES"), of the Company.

      The Securities and the Underlying Securities will be offered without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), in reliance upon exemptions from the registration requirements of the Securities Act.

      The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated the date hereof between the Company and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT").

      In connection with the sale of the Securities, the Company will prepare a final offering memorandum (the "MEMORANDUM") including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering and a description of the Company. As used herein, the term "Memorandum" shall include in each case the documents incorporated by reference therein.

      1. Representations and Warranties. The Company represents and warrants to, and agrees with, you that:

            (a) (i) Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and incorporated by reference


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      in the Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Securities and Exchange Commission (the "COMMISSION") thereunder and
      (ii) the Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

            (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (c) On the date hereof, the Company has no significant subsidiary, as defined in Rule 405 under the Securities Act.

            (d) This Agreement has been duly authorized, executed and delivered by the Company.

            (e) The authorized capital stock of the Company is as set forth in the Memorandum and conforms as to legal matters to the description thereof contained in the Memorandum.

            (f) The shares of common stock outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable.

            (g) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the effects of applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

            (h) The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and


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      non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

            (i) Each of the Indenture and the Registration Rights Agreement have been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

            (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

            (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Memorandum, exclusive of any amendments or supplements thereto subsequent to the date of this Agreement.

            (l) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in the Memorandum and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Memorandum.

            (m) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, Federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance


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      with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (n) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (o) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

            (p) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "AFFILIATE") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act in connection with any offer or sale of the Securities in the United States, except no representation, warranty or agreement is made by the Company in this paragraph with respect to the Initial Purchasers.

            (q) None of the Company, its Affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S under the Securities Act ("REGULATION S")) with respect to the Securities being sold in reliance on Regulation S and the Company and its Affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S, except no representation, warranty or agreement is made by the Company in this paragraph with respect to the Initial Purchasers.

            (r) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

            (s) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.



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            (t) None of the Company and its subsidiaries or, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any subsidiary has (A) within the past five years violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (B) (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity,
      (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds or (iii) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, except in the case of clauses (B)(i), (B)(ii) and
      (B)(iii), which would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

      2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Firm Securities set forth in
Schedule I hereto opposite its name at a purchase price of 97.5% of the principal amount thereof (the "PURCHASE PRICE") plus accrued interest, if any, from August 26, 2002 to the Closing Date.

      On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have a one-time right to purchase, severally and not jointly, up to $25,000,000 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, from August 26, 2002 to the date of payment and delivery. If you, on behalf of the Initial Purchasers, elect to exercise such option, you shall so notify the Company in writing not later than 30 calendar days after the date of this Agreement, which notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased. Such date may be the same as the Closing Date but not earlier than the Closing Date nor later than ten business days after the date of such notice. If any Additional Securities are to be purchased, each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Additional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total principal amount of Additional Securities to be purchased as the principal amount of Firm Securities set forth in Schedule I opposite the name of such Initial Purchaser bears to the total principal amount of Firm Securities.

      The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc. on behalf of the Initial Purchasers, it will not, during the period ending 90 days after the date of the Memorandum, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or such other securities, in cash or otherwise. The foregoing sentence


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shall not apply to (A) the sale of the Securities under this Agreement, (B) the issuance by the Company of any shares of common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Initial Purchasers have been advised in writing (it being agreed that the Initial Purchasers shall be deemed to have been advised in writing of all such options, warrants and securities identified as outstanding in the Company's periodic reports filed pursuant to the Exchange Act prior to the date hereof) or (C) the issuance by the Company under its existing employee benefit plans disclosed in the Company's most recent Proxy Statement filed pursuant to
Section 14 under the Exchange Act or Annual Report on Form 10-K, in accordance with past practice and the terms of such plans, of shares of common stock and options to purchase common stock.

      3. Terms of Offering. You have advised the Company that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder, on the terms to be set forth in the Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

      4. Payment and Delivery. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on August 26, 2002, or at such other time on the same or such other date, not later than August 30, 2002, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING Date."

      Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on the date specified in the notice described in Section 2 or at such other time on the same or on such other date, in any event not later than 10 calendar days after the date of such notice, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE."

      Certificates for the Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Securities shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, from August 26, 2002 to the date of payment and delivery.

      5. Conditions to the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Firm Securities on the Closing Date are subject to the following conditions:

            (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:



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                  (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Company's securities or in the rating outlook for the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                  (ii) there shall not have occurred any change, or any
            development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Memorandum, exclusive of any amendments or supplements thereto subsequent to the date of this Agreement that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable or inadvisable to market, sell or deliver the Securities on the terms and in the manner contemplated in the Memorandum.

            (b) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

            The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

            (c) The Initial Purchasers shall have received on the Closing Date an opinion of Holland & Knight LLP, outside counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A-1 and an opinion of Scott T. Mikuen, Vice President-Counsel, Corporate and Commercial Operations, of the Company, to the effect set forth in Exhibit A-2. Such opinions shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

            (d) The Initial Purchasers shall have received on the Closing Date an opinion of Cravath, Swaine & Moore, counsel for the Initial Purchasers, dated the Closing Date, to the effect set forth in Exhibit B.

            (e) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by


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      reference into the Memorandum; provided that the letter delivered on the
      Closing Date shall use a "cut-off date" not earlier than the date hereof.

            (f) The "lock-up" agreements, each substantially in the form of Exhibit C hereto, between you and the executive officers and directors of the Company listed on Schedule II hereto relating to sales and certain other dispositions of shares of common stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

            (g) The Securities shall have been designated as Portal-eligible securities in accordance with the rules and regulations of the NASD and the Securities shall be eligible for clearance and settlement through The Depository Trust Company.

            (h) The shares of Common Stock issuable upon conversion of the Securities shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

      The several obligations of the Initial Purchasers to purchase Additional Securities hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization, execution and authentication of the Additional Securities and other matters related to the execution and authentication of the Additional Securities.

      6. Covenants of the Company. In further consideration of the agreements of the Initial Purchasers contained in this Agreement, the Company covenants with each Initial Purchaser as follows:

            (a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the second business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

            (b) Before amending or supplementing the Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

            (c) If, during the period from the date hereof to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Memorandum in order to make the statements therein, in the light of the circumstances when the Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Memorandum so that the statements in the Memorandum as so amended or supplemented


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      will not, in the light of the circumstances when the Memorandum is delivered to a purchaser, be misleading or so that the Memorandum, as amended or supplemented, will comply with applicable law.

            (d) To endeavor, if required by applicable law, to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

            (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the Company's obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) all document production charges and expenses of counsel to the Initial Purchasers (but not including their fees for professional services) in connection with the preparation of this Agreement, (vi) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system and the listing of the Underlying Securities issuable upon conversion of the Securities, (vii) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (viii) the cost of the preparation, issuance and delivery of the Securities and the Underlying Securities issuable upon conversion of the Securities, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered by the Company in connection with the road show, and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in

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      this Section, Section 8, and the last paragraph of Section 10, the Initial
      Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

            (f) Neither the Company nor any Affiliate, nor any person acting on its or their behalf, will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

            (g) Neither the Company nor any Affiliate, nor any person acting on its or their behalf, will, in connection with any offer or sale of the Securities or the Underlying Securities in the United States, solicit any offer to buy or offer or sell the Securities or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

            (h) While any of the Securities or the Underlying Securities remain "restricted securities" within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act and current in its reporting requirements thereunder.

            (i) If requested by you, to use commercially reasonable efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

            (j) Neither the Company nor any Affiliate, nor any person acting on its or their behalf, will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Company and its Affiliates and each person acting on its or their behalf (other than the Initial Purchasers) will comply with the offering restrictions requirement of Regulation S.

            (k) During the period of two years after the Closing Date or the Option Closing Date, if later, the Company will not, and will not permit any of its Affiliates to resell any of the Securities or the Underlying Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

            (l) Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

            (m) The Company will cooperate with the Initial Purchasers and use commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

            (n) The Company will reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Common Stock upon conversion of the Securities.

            (o) The Company shall duly list the shares of Common Stock issuable upon conversion of the Securities on the New York Stock Exchange, subject to official notice of issuance.

            (p) Between the date hereof and the latest of (1) the Closing Date,
      (2) the expiration of the period during which the Initial Purchasers may exercise their right to purchase the Additional Securities and (3) the Option Closing Date, the Company will not do or authorize any act or thing that would result in an adjustment of the conversion price of the Securities.

            (q) Any information provided by the Company to publishers of publicly available databases about the terms of the Securities shall include a statement that the Securities have not been registered under the Securities Act and are subject to restrictions under Rule 144A and Regulation S.

            (r) The Company will refuse, and will cause all applicable trustees and transfer agents to refuse, to register any transfer of Securities or Underlying Securities issued upon conversion of Securities if such transfer is not made in accordance with the provisions of Regulation S under the Securities Act, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; provided that the provisions of this paragraph shall not be applicable to any Security or Underlying Security which has been transferred pursuant to an effective registration statement or Rule 144 under the Securities Act, and, as a result of which, or otherwise, is no longer subject to restrictions on transfer under the Securities Act.

            (s) All of the Securities and Underlying Securities issuable upon conversion thereof will contain a legend to the effect that the transfer thereof is prohibited except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from registration under the Securities Act and that hedging transactions involving those Securities or Underlying Securities may not be conducted unless in compliance with the Securities Act; provided that such legend may be removed if such Securities or Underlying Securities issuable upon conversion thereof have been transferred pursuant to an effective registration statement or when eligible for resale under Rule 144 under the Securities Act, and, as a result of which, or otherwise, are no longer subject to restrictions on transfer under the Securities Act.

      7. Offering of Securities; Restrictions on Transfer. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Initial Purchaser, severally and not jointly, agrees with the Company that
(i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act in connection with any offer and sale of the Securities in the United States and (ii) it will solicit offers for such Securities only from, and will offer such Securities only (A) to persons that it reasonably believes to be QIBs or (B) to persons other than U.S. persons (as such term is defined in Regulation S) in reliance upon Regulation S, that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Memorandum under the caption "Notice to Investors" and, in connection with each such sale pursuant to Rule 144A, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A.

      (b) Each Initial Purchaser, severally and not jointly, further represents, warrants, and agrees with respect to offers and sales pursuant to Regulation S that:

            (i) such Initial Purchaser has offered the Securities and will offer and sell the Securities (A) as part of their distribution at any time and
      (B) otherwise until one year after the later of the commencement of the offering and the Closing Date (or Option Closing Date, if later), only in accordance with Rule 903 of Regulation S; accordingly, neither such Initial Purchaser, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

            (ii) each Initial Purchaser agrees that it will not engage, directly or indirectly, in hedging transactions with regard to the Securities or the Underlying Securities issuable upon conversion thereof prior to the expiration of one year after the later of the commencement of the offering and the Closing Date (or Option Closing Date, if later) unless in compliance with the Securities Act;

            (iii) such Initial Purchaser agrees that, at or prior to confirmation of sales of the Securities (other than sales pursuant to Rule
      144A) it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the one year distribution compliance period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until one year after the later of the commencement of the offering and August 26, 2002, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Hedging transactions with regard to the Securities or the Underlying

            Securities issuable upon conversion of the Securities may not be conducted, directly or indirectly, prior to the expiration of one year after the later of the commencement of the offering and August 26, 2002 unless in compliance with the Securities Act. Terms used above have the meaning given to them by Regulation S.";

            (iv) such Initial Purchaser (i) has not offered or sold and, prior to the expiry of a period of six months from the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 ("FSMA")) received by it in connection with the issue or sale of any Securities in circumstances in which section 21(1) of the FSMA would not, if the Company was not an authorized person, apply to the Company; and (iii) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and

            (v) each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its Affiliates or with the prior written consent of the Company.

Terms used in this Section 7(b) have the meanings given to them by Regulation S.

      8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

      (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Initial

Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in either Memorandum or any amendments or supplements thereto.

      (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such separate firm shall be designated in writing by Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc., in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

      (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers, in each case as set forth in the Memorandum, bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

      (e) The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

      9. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed or maximum ranges for prices shall have been required, on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade or the clearance or settlement of such trading generally shall have been materially disrupted, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or a material disruption in commercial banking in the United States shall have occurred or
(iv) there shall have occurred any outbreak or escalation of hostilities, including any act or acts of terrorism, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable or inadvisable to market, sell or deliver the Securities on the terms and in the manner contemplated in the Memorandum.

      10. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

      If, on the Closing Date, or the Option Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Firm Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Firm Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company. In any such case either you or the

Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Memorandum or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Additional Securities and the aggregate principal amount of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Additional Securities to be purchased, the non-defaulting Initial Purchasers shall have the option to (a) terminate their obligation hereunder to purchase Additional Securities or (b) purchase not less than the principal amount of Additional Securities that such non-defaulting Initial Purchasers would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

      If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

      11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

      13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                          Very truly yours,

                                          HARRIS CORPORATION

                                          By:  /s/ D. S. Wasserman
                                             -----------------------------------
                                             Name:   David S. Wasserman
                                             Title:  Vice President, Treasurer

Accepted as of the date hereof

Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
SunTrust Capital Markets, Inc.
Wachovia Securities, Inc.

Acting severally on behalf of themselves and the several Initial Purchasers named in Schedule I hereto.

By: Morgan Stanley & Co. Incorporated

By:  /s/ Daniel Simkowitz
   ----------------------------------
   Name:  Daniel Simkowitz
   Title: Managing Director

                                                                      SCHEDULE I

                                                  PRINCIPAL AMOUNT OF FIRM
            INITIAL PURCHASER                    SECURITIES TO BE PURCHASED
-----------------------------------------        --------------------------
Morgan Stanley & Co. Incorporated........                       $53,125,000

Salomon Smith Barney Inc.................                        53,125,000

SunTrust Capital Markets, Inc............                         6,250,000

Wachovia Securities, Inc.................                        12,500,000
                                                               ------------

      Total:.............................                      $125,000,000
                                                               ============

                                                                     SCHEDULE II

                      Persons to Deliver Lock-Up Agreements

Thomas A. Dattilo
Alfred C. DeCrane, Jr.
Ralph D. DeNunzio
Joseph L. Dionne
Phillip W. Farmer
Lewis Hay III
Karen Katen
Stephen P. Kaufman
David B. Rickard
Gregory T. Swienton


Bruce M. Allan
Richard L. Ballantyne
James L. Christie
Allen E. Dukes
Nick E. Heldreth
Robert K. Henry
Gary L. McArthur
Chester A. Massari
Daniel R. Pearson
Bryan R. Roub
David S. Wasserman

                                                                     EXHIBIT A-1

                         OPINION OF HOLLAND & KNIGHT LLP

      The opinion of the counsel for the Company, to be delivered pursuant to
Section 5(c) of the Purchase Agreement shall be to the effect that:

      A. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Memorandum, the Company is duly qualified to transact business in California, Florida, Illinois, Massachusetts, New York, Ohio and Texas, the Company's status is active in the State of Florida, and the Company is in good standing in each other jurisdiction listed in this paragraph.

      B. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

      C. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Memorandum.

      D. The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity, and will be entitled to the benefits of the Indenture pursuant to which such Securities are to be issued and of the Registration Rights Agreement.

      E. The Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

      F. Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under Applicable Law.

      G. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene (i) any provision of Applicable Law or the certificate of incorporation or by-laws of the Company, (ii) any agreement or other instrument listed as an exhibit to the Company's Annual Report on Form 10-K/A for the year ended June 29, 2001 (the "2001 Form 10-K") or Quarterly Reports on Form 10-Q/A for the periods ended September 28, 2001 and December 28, 2001, or Quarterly Report on Form 10-Q for the period ended March 29, 2002 or that would be required to be filed as a material agreement exhibit to a quarterly report by the Company on Form 10-Q (provided, that in determining which documents would be required to be so filed, such counsel may rely on an officer's certificate that specifies the agreements that the Company would be required to be so filed), or
(iii) to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary.

      H. No Governmental Approval is required for the performance by the Company of its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities and by federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

      I. After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject and that would be required to be described by the Company in Item 3 of an annual report on Form 10-K, other than proceedings fairly summarized in all material respects in the Memorandum.

      J. The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Memorandum will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

      K. The statements in the Memorandum under the captions "Description of Debentures," "Description of Capital Stock," "Business-Legal Proceedings," "Plan of Distribution," "Notice to Investors" and in "Item 3-Legal Proceedings" of the Company's most recent annual report on Form 10-K/A, insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein.

      L. The statements in the Memorandum under the caption "Certain United States Federal Income Tax Considerations," insofar as such statements constitute a summary of the United States Federal tax laws referred to therein, are accurate and fairly summarize in all material respects the United States Federal tax laws referred to therein.

      M. Such counsel (i) is of the opinion that each document incorporated by reference in the Memorandum (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion), complied as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder and (ii) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      With respect to the matters referred to in the paragraph above, counsel may state that his or her opinions or beliefs are based upon his or her participation in the preparation of the Memorandum (and any amendments or supplements thereto) and in conferences with representatives of the Company and the independent accountants of the Company, at which the contents of the Memorandum were discussed and review of the documents incorporated by reference therein but, except as set forth in paragraphs 12 and 13 are without independent check or verification.

      N. Based upon the representations, warranties and agreements of the Company in Sections 1(p), 1(q), 6(f), 6(g) and 6(j) of the Purchase Agreement and of the Initial Purchasers in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with
Section 7 of the Purchase Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security or Underlying Security.

                                                                     EXHIBIT A-2

                           OPINION OF COMPANY COUNSEL

      The opinion of Scott T. Mikuen, Vice President-Counsel, Corporate & Commercial Operations for the Company, to be delivered pursuant to Section 5(c) of the Purchase Agreement shall be to the effect that:

      A. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene (i) any provision of applicable law or the certificate of incorporation or by-laws of the Company except that no opinion is given by such counsel as to rights to indemnification and contribution under the Purchase Agreement or the Registration Rights Agreement, (ii) to the best of such counsel's knowledge any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iii) to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company.

      B. No Governmental Approval is required for the performance by the Company of its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities and by federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

      C. After due inquiry, such counsel does not have knowledge of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings fairly summarized in all material respects in the Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Memorandum.

      D. Such counsel (i) is of the opinion that each document incorporated by reference in the Memorandum (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion), complied as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder and (ii) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted


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
or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      With respect to the matters referred to in the paragraph above, counsel may state that his or her opinions or beliefs are based upon his or her participation in the preparation of the Memorandum (and any amendments or supplements thereto) and in conferences with representatives of the Company and the independent accountants of the Company, at which the contents of the Memorandum were discussed and review of the documents incorporated by reference therein, but except as set forth in paragraph C above, are without independent check or verification.










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
                                                                       EXHIBIT B

                       OPINION OF CRAVATH, SWAINE & MOORE

      The opinion of Cravath, Swaine & Moore to be delivered pursuant to Section 5(d) of the Purchase Agreement shall be to the effect that:

      A. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

      B. The Debentures conform in all material respects to the description thereof contained in the Memorandum.

      C. The Indenture has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).

      D. The Debentures have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers pursuant to the Purchase Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law).

      E. The Debentures are convertible into shares of Common Stock of the Company in accordance with the terms of the Indenture; the shares of Common Stock initially issuable upon conversion of the Debentures have been duly authorized and validly reserved for issuance upon such conversion of the Debentures, and such shares, when issued and delivered upon such conversion in the manner provided in the Indenture, will be validly issued, fully paid and nonassessable. As of the date of such opinion, holders of outstanding shares of Common Stock are not entitled to statutory preemptive rights in connection with the issuance of such shares upon such conversion.

      F. Assuming (i) the accuracy of, and compliance with, the representations, warranties and covenants of the Company in Sections 1 and 6 of the Purchase Agreement, (ii) the accuracy of, and compliance with, the representations, warranties and covenants of the Initial Purchasers in Section 7 of the Purchase Agreement, (iii) the accuracy of, and compliance with, the representations and warranties of each of the purchasers to whom the Initial Purchasers initially resell the Debentures, as specified in the Memorandum under the caption "Notice to

Investors", (iv) the compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Memorandum, (v) receipt by each purchaser to whom the Initial Purchasers initially resell the Debentures of a copy of the Offering Memorandum prior to such sale and (vi) that any information provided by the Company or the Initial Purchasers to publishers of publicly available databases about the terms of the Debentures shall include a statement that the Securities have not been registered under the Act and are subject to restrictions under Rule 144A and Regulation S, it is not necessary in connection with the offer, sale and delivery of the Debentures or in connection with the initial resale of the Debentures in the manner contemplated by the Purchase Agreement and the Memorandum to register the Debentures under the Securities Act and it is not necessary to qualify the Indenture under the Trust Indenture Act of 1939, as amended, it being understood that no opinion is expressed as to any subsequent resale of any Debentures or the Underlying Securities.

      In addition, in a separate letter dated the Closing Date, Cravath, Swaine and Moore shall state that:

      Although such counsel has made certain inquiries and investigations in connection with the preparation of the Memorandum, the limitations inherent in the role of outside counsel are such that such counsel cannot and does not assume responsibility for the accuracy or completeness of the statements made in the Final Memorandum, except insofar as such statements relate to such counsel and except to the extent set forth in paragraph (B) of such counsel's opinion dated the date hereof. Subject to the foregoing, such counsel hereby advises you that such counsel's work in connection with this matter did not disclose any information that gave such counsel reason to believe that the Memorandum (except for the financial statements and other information of an accounting, statistical or financial nature included therein, as to which such counsel does not express any view), as of its date or as of the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.




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
                                                                       EXHIBIT C

                            [FORM OF LOCK-UP LETTER]

                                          August ___, 2002



Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
    as Representatives of the Initial Purchasers
c/o Morgan Stanley & Co. Incorporated
1585 Broadway

New York, NY 10036

Dear Sirs and Mesdames:

      The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Salomon Smith Barney Inc. ("SSB") propose to enter into a Purchase Agreement (the "Purchase Agreement") with Harris Corporation, a Delaware corporation (the "Company"), providing for the offering (the "Offering") by the several Initial Purchasers named therein, including Morgan Stanley and SSB (the "Initial Purchasers"), of certain convertible debentures of the Company (the "Securities"). The Securities will be convertible into shares of Common Stock, par value $1.00 of the Company (the "Common Stock").

      To induce the Initial Purchasers that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley and SSB on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final offering memorandum relating to the Offering (the "Final Memorandum"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering, (b) transfers of Common Stock or options to purchase Common Stock made as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein or (c) transfers of shares of Common Stock or options to purchase Common Stock made to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, and


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
provided further that any such transfer shall not involve a disposition for value or (d) deemed sales upon the withholding of shares to pay the exercise price of options or the related tax payments upon such exercise. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley and SSB on behalf of the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Final Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's share of Common Stock except in compliance with the foregoing restrictions. The undersigned understands that the Company and the Initial Purchasers are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

      Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers. This Agreement shall terminate and be of no further force or effect if (a) the undersigned ceases to be an executive officer or director of the Company, or (b) the Company informs Morgan Stanley and SSB in writing that it has determined not to enter into the Purchase Agreement or to effect the Offering.

                                Very truly yours,


                                --------------------------------------
                                (Name)


                                --------------------------------------
                                (Address)





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